PENN SERIES FUNDS, INC.

Supplement dated May 11, 2022

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2022

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Small Cap Value Fund

Effective immediately, Mr. Sean A. Butkus will no longer serve as a portfolio manager of the Small Cap Value Fund (the “Fund”). Accordingly, all references to Mr. Butkus in the Prospectus and SAI are hereby deleted in their entirety. Ms. Sally Pope Davis and Mr. Robert Crystal will continue to serve as portfolio managers for the Fund.

The change described above will have no effect on the Fund’s investment objective or principal investment strategy and is not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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